Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Adverum Biotechnologies, Inc. (formerly Avalanche Biotechnologies, Inc.) (the “Company”) on Form 10-Q for the fiscal quarter ended September 30, 2016, as filed with the Securities and Exchange Commission (the “Report”), Paul B. Cleveland, Executive Chairman of the Board and Principal Executive Officer of the Company, and Leone Patterson, Senior Vice President and Chief Financial Officer of the Company, respectively, do each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
•	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 08, 2016

/s/ Paul B. Cleveland
Paul B. Cleveland
Executive Chairman of the Board and Principal Executive Officer

/s/ Leone Patterson
Leone Patterson
Chief Financial Officer (principal financial and accounting officer)